UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 05, 2022

Acadia Realty Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-12002	23-2715194
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Avenue Suite 300
Rye, New York		10580
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 914 288-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Acadia Realty Trust ("the Company") was held on May 5, 2022. Shareholders representing 89,487,982 common shares of beneficial interest ("Common Shares"), or 95.58%, of the Common Shares outstanding as of the March 8, 2022 record date, either participated or were represented at the meeting by proxy.

The proposals listed below were submitted to a vote of the holders of Common Shares ("Shareholders"). The proposals are described in the Company's definitive proxy statement for the annual meeting previously filed with the Securities and Exchange Commission.

The following table sets forth the voting results of the proposals.

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1 - Election of Trustees:
Proposal 1a - Election of Trustee: Kenneth F. Bernstein	87,139,843	998,647	1,437	1,348,055
Proposal 1b - Election of Trustee: Douglas Crocker II	80,219,038	7,114,213	806,676	1,348,055
Proposal 1c - Election of Trustee: Lorrence T. Kellar	78,188,017	9,950,469	1,441	1,348,055
Proposal 1d - Election of Trustee: Wendy Luscombe	74,265,093	13,873,796	1,038	1,348,055
Proposal 1e - Election of Trustee: Kenneth A. McIntyre	86,069,525	2,068,964	1,438	1,348,055
Proposal 1f - Election of Trustee: William T. Spitz	82,460,022	5,677,965	1,940	1,348,055
Proposal 1g - Election of Trustee: Lynn Thurber	82,867,411	4,466,700	805,816	1,348,055
Proposal 1h - Election of Trustee: Lee S. Wielansky	85,054,481	3,084,387	1,059	1,348,055
Proposal 1i - Election of Trustee: C. David Zoba	86,069,800	2,068,640	1,487	1,348,055
Proposal 2 - Ratify BDO USA, LLP as Independent Registered Public Accounting Firm	88,499,936	985,844	2,202	N/A
Proposal 3 - Approval, on an Advisory Basis, of the Compensation of Named Executive Officers	85,334,657	2,786,579	18,691	1,348,055

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACADIA REALTY TRUST (Registrant)

Date:	May 5, 2022	By:	/s/John Gottfried
		Name: Title:	John Gottfried Executive Vice President and Chief Financial Officer